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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference of our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated April 25, 2000, in Amendment No. 1 to the Registration Statement (Form S-3) and related Prospectus of Celeritek, Inc. for the registration of 2,000,000 shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP

San Jose, California
May 26, 2000